1 Q4 and FY 2022 Earnings March 9, 2023 Putting an accessible and affordable quality health service in the hands of every person on Earth

Use of Non-GAAP Financial Measures Adjusted EBITDA, Adjusted EBITDA Margin, Medical Loss Ratio, Medical Margin and Cost of Care Delivery Margin are non-GAAP measures. An explanation of non-GAAP measures, a reconciliation of Adjusted EBITDA to the most comparable GAAP measure, Net loss, and the calculations of Net loss Margin, Adjusted EBITDA Margin, Medical Loss Ratio, Medical Margin and Cost of Care Delivery Margins is provided in our press release filed with the SEC on Form 8-K on March 9, 2023. We define EBITDA is defined as Net (loss) income, adjusted for depreciation, amortization, net interest income (expense), and income taxes. We define Adjusted EBITDA as Net (loss) income, adjusted for depreciation, amortization, net interest income (expense), income taxes, impairment expenses, stock-based compensation, foreign exchange gains (losses), restructuring and other termination benefits, losses on settlement of warrants, gains (losses) on fair value remeasurement, premium deficiency reserve (income) expenses and gains (losses) on sale of subsidiaries. We define Medical Loss Ratio as the absolute value of claims expense divided by Value-based care revenue. We define Medical Margin as one minus the Medical Loss Ratio. We define Medical Loss Ratio as the absolute value of Claims Expense divided by Value-based care revenue. We define Medical Margin as one minus the Medical Loss Ratio. We define Cost of Care Delivery Margin as one minus the absolute value of Claims Expense and Clinical Care Delivery Expense divided by total revenue. Medical Loss Ratio, Medical Margins and Cost of Care Delivery Margins are derived from amounts presented in the Consolidated Statement of Operations and Comprehensive Loss and the associated Notes to the Consolidated Financial Statements. We believe that EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Medical Loss Ratio, Medical Margin and Cost of Care Delivery Margin (collectively, the “Non-GAAP Measures”) are useful metrics for investors to understand and evaluate our operating results and ongoing profitability because they permit investors to evaluate our recurring profitability from our ongoing operating activities. EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Medical Loss Ratio, Medical Margin and Cost of Care Delivery Margin have certain limitations, and you should not consider them in isolation or as a substitute for analysis of our results of operations as reported under GAAP. We caution investors that amounts presented in accordance with our definitions of any of the Non-GAAP Measures may not be comparable to similar measures disclosed by other issuers, because some issuers calculate certain of the Non-GAAP Measures differently or not at all, limiting their usefulness as direct comparative measures. Additional Information and Where to Find It Babylon Holdings Limited (“Babylon”) is subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We file reports and other information with the Securities and Exchange Commission (the “SEC”) under the Exchange Act. Our SEC filings are available over the Internet at the SEC’s website at www.sec.gov. Forward-Looking Statements This presentation contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or our future financial or operating performance. When used in this presentation, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements include, without limitation, information concerning Babylon’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment and potential growth opportunities. Babylon cautions that the foregoing list of factors is not exclusive and cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, Babylon does not undertake any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this presentation. These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of Babylon’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: our future financial and operating results, ability to generate profits in the future, and timeline to profitability for Babylon as a whole and in our lines of business; risks associated with our debt financing agreements with AlbaCore; that we may require additional financing and our ability to obtain additional financing on favorable terms; our ability to sell the Meritage Medical Network/IPA business, including the timing of the sale and the sale price; our strategic alternatives; the impact of our recently completed reverse share split on the price and trading market for our Class A ordinary shares; if we fail to comply with the NYSE’s continued listing standards and rules, the NYSE may delist our Class A ordinary shares; uncertainties related to our ability to continue as a going concern; our ability to successfully execute our planned cost reduction actions and realize the expected cost savings; the growth of our business and organization; risks associated with impairment of goodwill and other intangible assets; our failure to compete successfully; our ability to renew contracts with existing customers, and risks of contract renewals at lower fee levels, or significant reductions in members, pricing or premiums under our contracts due to factors outside our control; our dependence on our relationships with physician- owned entities; our ability to maintain and expand a network of qualified providers; our ability to increase engagement of individual members or realize the member healthcare cost savings that we expect; a significant portion of our revenue comes from a limited number of customers; the uncertainty and potential inadequacy of our claims liability estimates for medical costs and expenses; risks associated with estimating the amount and timing of revenue recognized under our licensing agreements and value-based care agreements with health plans; risks associated with our physician partners’ failure to accurately, timely and sufficiently document their services; risks associated with inaccurate or unsupportable information regarding risk adjustment scores of members in records and submissions to health plans; risks associated with reduction of reimbursement rates paid by third-party payers or federal or state healthcare programs; risks associated with regulatory proposals directed at containing or lowering the cost of healthcare, including the ACO REACH model; immaturity and volatility of the market for telemedicine and our unproven digital-first approach; our ability to develop and release new solutions and services; difficulty in hiring and retaining talent to operate our business; risks associated with our international operations, economic uncertainty, or downturns; the impact of COVID-19 or any other pandemic, epidemic or outbreak of an infectious disease in the United States or worldwide on our business; risks associated with foreign currency exchange rate fluctuations and restrictions; and the other risks and uncertainties identified in Babylon’s Annual Reports on Form 20-F filed with the SEC on March 30, 2022 and Form 10-K for the year ended December 31, 2022 to be filed with the SEC, and in other documents filed or to be filed by Babylon with the SEC and available at the SEC’s website at www.sec.gov. Information Sources The information herein is derived from various internal and external sources. Unless otherwise indicated, information contained in this presentation concerning Babylon’s industry and the regions in which it operates, including Babylon’s general expectations and market position, market opportunity, market share and other management estimates, is based on information obtained from various independent publicly available sources and reports provided to us, and other industry publications, surveys and forecasts. We have not independently verified the accuracy or completeness of any third-party information. Similarly, internal surveys, industry forecasts and market research, which we believe to be reliable based upon our management’s knowledge of the industry, have not been independently verified. While we believe that the market data, industry forecasts and similar information included in this presentation are generally reliable, such information is inherently imprecise. In addition, assumptions and estimates of our future performance and growth objectives and the future performance of our industry and the markets in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those discussed under the heading “Forward-Looking Statements” and our filings with the SEC. This presentation contains references to trademarks, trade names and service marks belonging to other entities. Solely for convenience, trademarks, trade names and service marks referred to in this presentation may appear without the ® or TM symbols, but such references are not intended to indicate, in any way, that the applicable licensor does not assert, to the fullest extent under applicable law, its rights to these trademarks and trade names. We do not intend our use or display of other companies’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other companies. 2 Disclaimer

Summary Progress for FY 2022 3 246% Revenue growth year-over-year +52ppt Adjusted EBITDA Margin improvement year-over-year 4.7x Growth in VBC Revenue year-over-year Key Highlights Total revenue of $1.11Bn, exceeding guidance and representing a 3.5x year-over-year increase from 2021 revenue of $321m Commercial VBC revenue substantially increased with recent launch of Ambetter digital- first service across 6 states, and U.S. VBC membership grew 1.6x year-over-year to a total of 261k members Monthly Adjusted EBITDA of $(16.3)m for Q4 2022, beating guidance of $(18)m and reflecting successful execution of $125m in annualized cost reductions Cost Of Care Delivery (COCD) margin in the U.K. is already profitable, U.S. Clinical services are also expecting COCD profitability in early 2023, and key VBC contracts delivered profitable Medical Margins in their first year Notes: (1) Cost of Care Delivery (“COCD”) Margin is defined as the measure of profitability for the Clinical services business. COCD Margin is defined within the Non-GAAP Financial Measures section of this presentation and is equal to one minus the absolute value of claims expense and clinical care delivery expense divided by total revenue. This metric can be further disaggregated by geographical region, as necessary. (2) Medical Margin is defined as the measure of profitability for the Value-based care (“VBC”) business. Medical Margin is defined within the Non-GAAP Financial Measures section of this presentation and is equal to one minus the Medical Loss Ratio. Medical Loss Ratio is defined within the Non-GAAP Financial Measures section as one minus the absolute value claims expense divided by Value-based care revenue. Significantly accelerated Babylon’s Adjusted EBITDA profitability to mid-next year, with an expected 2023 Adjusted EBITDA of $(120)m to $(100)m

4 Revenue and Revenue Growth (unaudited) $28m $71m $57m $74m $118m $266m $265m $289m $289m Q1-2021 Q2-2021 Q3-2021 Q4-2021 Q1-2022 Q2-2022 Q3-2022 Q4-2022 Revenue Growth Notes: (1) $28.4m of one-off upfront revenue recognition in connection with a software licensing arrangement in Q1 2021. (1) 246% YoY growth

5 Value-Based Care Revenue Mix (unaudited) Notes: (1) Other includes certain revenue generating items not included within Medicaid, Medicare and Commercial categories such as Higi revenue and third party admin fee revenue. 68% 44% 58% 73% 60% 59% 54% 50% 32% 33% 28% 19% 36% 37% 41% 45% 0% 22% 13% 8% 3% 3% 3% 4% 1% 1% 0% 1% 1% 1% 1% $27m $39m $56m $97m $247m $244m $268m $268m Q1-2021 Q2-2021 Q3-2021 Q4-2021 Q1-2022 Q2-2022 Q3-2022 Q4-2022 Medicaid Medicare Commercial Other Value-Based Care Revenue Mix(1) • Medicare and Commercial populations contributed ~49% of total VBC revenue in Q4 2022 • New digital-first Commercial Exchange contract launched in Jan 23 to cover ~34k members across 6 states, increasing the Commercial % of VBC Revenue from 4% in Q4-22 to 17% in Jan-23 2.8x YoY VBC Revenue growth (1)

Our UK Business Has Reached COCD Profitability, Driven by High Margin Revenue Growth, Workflow Efficiencies and Automation

2022 focus

Optimizing skills mix and reducing direct costs

Enhanced pre-consultation flows and **digital triage** led to **optimized skills mix**. In the last 12 months, we reduced the share of appointments delivered by PCPs 25%.

% appointments by care practitioner



28%
26%
5%
5%
36%
Jan
35%
25%
5%
8%
27%
Dec
ANP
Pharmacist
Physio
MHP
GP

Automation to reduce cost per consultation

Automated workflows for both our members and clinicians to ensure that clinician's time is spent on **highest value encounters**. It also reduces the number of human touchpoints per member encounter.

Reduction in prescription-related support contacts[1]



13.7
(67)%
4.5
Q2
Q3

56
FTEs
saved due to automation[2]

Additionally, we have shifted our appointment mix to significantly increase **higher-margin private appointments**

2023 focus

- Maintain the **90% utilization** of all clinicians throughout the year
- Reducing management and administration costs (as a % of revenue) from **25% to 17%** by **maximizing economies of scale** and through **internal efficiencies**

- Reduce appointments per user per year by **21% from 4.2 to 3.3** by launching **chat-first care model**, self-serve services, and disallowing concurrent appointment bookings
- Increase GP **appointment slots per hour** by **11%** by **digitizing pre-consultation flows** e.g. member information gathering, identity verification, and symptom submission

Notes: **(1)** Based on Babylon UK Private Members cohort data from Q2 '22 to Q4 '22. **(2)** Based on Babylon's estimate of the number of FTEs required if processes and workflows were not automated.

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7 20 23 fo cu s 20 22 fo cu s We have implemented a multi-state licensing model, which allows providers to service multiple states` simultaneously. This has reduced the total FTE required and further increased utilization. Optimizing care delivery model • Launch chat-first experience with care and support teams to reduce time spent on low acuity issues • Launch product improvements including AI that navigates members to most appropriate level of care and pre-visit member data collection e.g. medications, to improve provider mix 120 46 21 51 Jan 22 Dec 22 51 State Multi-state Single state Clinician licensing type 4.3x Increase in overnight utilization when staffing with 51-state licensed clinicians only In the last 12 months, we have significantly increased utilization for all types of clinicians, including through General Medicine consultation times from 20mins to 15mins and reduced clinician time spent on admin. Increasing clinician utilization • Continue increasing clinician utilization >80% for all clinicians by automating pre-consultation flows and reducing no-show rates • Increase share of BH appointments delivered by nurses to 50% through improved in-app routing to the most appropriate care provider 45% Reduction in weekly admin time by shifting administrative responsibilities from Clinical Leaders to non-member facing ops team Similar Initiatives In Our U.S. Clinical Services Business Are Driving Margin Improvements, And We Expect To Be COCD Profitable In Early 2023 Notes: (1) Babylon internal data. Clinician utilization(1)

8 Our Performance Continues to Accelerate as We Learn from Each Contract Notes: (1) Representative of unique members on the platform, data as of Feb 1, 2023. ‘High risk members’ is defined here as either those who incurred high medical claims prior to joining Babylon, or those members for whom we have determined we can have the biggest impact on reducing their medical claims expense. (2) No defined high-risk members for Ambetter population, data is of all members. (3) Based on 2022 incurred claims for IA, GA, MS until 8.31.2022. Months since launch to exceed 10% sign up % High risk members signed up (1) 2.1x claims incurred of high-risk members show that we are signing up the “right” people(3) 8 6 3 3 1 0 1 2 3 4 5 6 7 8 9 MO IA MS GA Ambetter Months 25% 22% 19% 31% 12%(2) 0% 5% 10% 15% 20% 25% 30% 35% 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 Months from launch MO IA MS GA Ambetter

We Are Seeing Strong Early Indicators that Enrollment in Our Care Programs Drives Positive Outcomes…

Care Programs	Enrollment		Outcomes	
24/7 Primary Care	99%	of members enrolled into our 24/7 primary care program following their first encounter[1]	~5	Appointments per user per year; where majority of members have not seen a PCP for 12 months prior to Babylon [1]
Integrated Behavioral Health	25%	of members with behavioral health needs [1]	50%	Improvement in anxiety (GAD-7) and depression (PHQ-9) scores [1]
Transition Care Management	36%	of members who were contacted and eligible for transition care management [1]	35%	Reduction in readmissions [1]
Chronic / Complex Care Management	55%	of members with eligible chronic conditions (HTN, Diabetes, Lower Back Pain) that we reached, enrolled in a digital chronic care management program [1]	90%	of specialty consults contained in Babylon's digital ecosystem [2]

Notes: (1) Babylon Internal Data as of Feb 9, 2023. (2) Data from Sitka as of Q3-22.

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10 Notes: (1) Based on Iowa, Georgia and Mississippi Claims and User Data. May-21 to Aug-22. Our Claims and User Data Are Providing Early Indicators of Success… Inpatient Admissions / 1,000 0 50 100 150 200 250 Completed 24/7 PC Appt No 24/7 PC Appt Linear (Completed 24/7 PC Appt) Linear (No 24/7 PC Appt) Emergency Room Visits / 1,000 0 200 400 600 800 1,000 1,200 1,400 Completed 24/7 PC Appt No 24/7 PC Appt Linear (Completed 24/7 PC Appt) Linear (No 24/7 PC Appt) Operational Go Live Jan 2022 Operational Go Live Jan 2022 In-Person Care Acute Care Utilization

11 Notes: Data based on claims incurred Oct 2021 to Oct 2022 (paid through Dec 2022) for Iowa Medicaid Expansion members with continuous enrollment for at least three months in both pre- and post- periods, as defined using date of first engagement with Babylon’s 24/7 Primary Care service (or comparable time period for non-engaged). Figures are non-risk adjusted and based on sample sizes of 345 (engaged) and 21,818 (non-engaged). …Including Emerging Data Indicating a 5% Reduction in Healthcare Costs for Engaged Members in Our Iowa Cohort Average Claims Cost for Engaged and Non-Engaged Members ($PMPM) $452 $483 $921 $878 Not Engaged: Pre Proxy Engagement Not Engaged: Post Proxy Engagement Engaged: Pre Engagement Engaged: Post Engagement +$31 (+7%) -$43 (-5%)

$79m $321m $1,110m $1,100m+ 2020 2021 2022 2023 Revenue (231)% (66)% (25)% (9)% Adj. EBITDA Margin 12 Notes: (1) Source: company guidance, including lower bounds of both revenue and Adjusted EBITDA guidance. Revenue & Adj. EBITDA Margin Underlying Revenue and Adjusted EBITDA Margin (unaudited) 206ppt margin improvement delivered from 2020 to 2022, while growing revenue 14x (1)

13 49% 44% 40% 21% 12% 13% 10% 5% 72% 76% 53% 62% 21% 24% 19% 18% 121% 120% 93% 84% 33% 37% 29% 24% Q1-2021 Q2-2021 Q3-2021 Q4-2021 Q1-2022 Q2-2022 Q3-2022 Q4-2022 Technology costs SG&A costs • 54ppt SG&A margin and 44ppt technology margin improvement since Q1 2021 totalling a nearly 100ppt overall improvement • Further operational leverage to be realised in 2023 due to $125m in annualized cost saving initiatives successfully implemented in 2022 Notes: (1) $28.4m of one-off upfront revenue recognition in connection with a software licensing arrangement in Q1 2021. Technology costs and SG&A costs as percentages of revenue have been calculated excluding the one-off $28.4m revenue from Q1 2021. (2) Technology costs include Platform & Application expenses and Research & Development expenses. (1) Technology & SG&A costs as a % of revenue (unaudited) Operational Leverage (2) 97ppt

FY23 and Updated Profitability Guidance FY 2023 Guidance (assuming sale of IPA business) • Revenue: $1.1Bn+ • Adjusted EBITDA: $(120)m to $(100)m Profitability Guidance • Accelerating timeline to reach profitability on an Adjusted EBITDA basis to mid-2024 14

30 Thank you!

IFRS to U.S. GAAP Bridge

	FY22				
$M	**IFRS[(1)]**	Leases [(2)]	Capitalized Development [(3)]	Other	**US GAAP**
Revenue	**1,109.7**	-	-	-	**1,109.7**
COCD Margin	**1.1%**	-	-	-	**1.1%**
Adjusted EBITDA	**(235.8)**	(7.5)	(31.5)	0.3	**(274.5)**

	Q4 22				
$M	**IFRS[(1)]**	Leases [(2)]	Capitalized Development [(3)]	Other	**US GAAP**
Revenue	**289.0**	-	-	-	**289.0**
COCD Margin	**2.1%**	-	-	-	**2.1%**
Adjusted EBITDA	**(40.6)**	(1.7)	(7.9)	1.3	**(48.9)**

Notes: **(1)** During the year ended December 31, 2022, we issued interim financial statements under International Financial Reporting Standards ("IFRS") for periods prior to the three months and year ended December 31, 2022 as described in Note 2 to the Consolidated Financial Statements. As a result of no longer meeting the requirements of a foreign private issuer, we are required to issue financials in accordance with the Generally Accepted Accounting Principles of the United States ("U.S. GAAP"). No attestation or assurance by our independent accounting firm has been provided over the amounts shown for either the annual or three month period of 2022 within the IFRS column. These amounts were derived from our general ledger prior to recording our U.S. GAAP entries to retroactively adjust our Consolidated Financial Statements to be in accordance with U.S. GAAP and within our Form 10-K intended to be filed on March 16, 2023 with the SEC. **(2)** Difference in lease accounting standards results in higher operating costs under US GAAP. Under IFRS these costs would have been recognized as interest and additional depreciation. **(3)** Costs are expensed when incurred for internally produced software development costs under US GAAP. Under IFRS these costs were capitalized if they met certain criteria and amortized over their useful life.

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